UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   April 26, 2007

ORCHIDS PAPER PRODUCTS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32563 (Commission File Number)	23-2956944 (IRS Employer Identification Number)

4826 Hunt Street

Pryor, Oklahoma 74361

(Address of Principal Executive Offices)

(918) 825-0616

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 30, 2007, Orchids Paper Products Company (the “Registrant”) reported its financial results for the quarter ended March 31, 2007. A copy of the Registrant’s press release containing this information is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On April 26, 2007, Michael P. Sage notified the Registrant of his intent to retire, effective July 15, 2007, from his position as the Chief Executive Officer and President of the Registrant, and of his decision not to stand for re-election as a member of the board of directors at the annual meeting of stockholders to be held on June 19, 2007. A copy of the Registrant’s press release containing this information is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On April 30, 2007, the Registrant reported its financial results for the quarter ended March 31, 2007, and the retirement of its Chief Executive Officer and President. A copy of the Registrant’s press release containing this information is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. See the Exhibit Index which is hereby incorporated by reference.

The information furnished pursuant to Item 2.02, including Exhibit 99.1 as it relates to the Registrant’s financial results for the quarter ended March 31, 2007, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act unless the Registrant specifically incorporates the information by reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: May 1, 2007	By:	/s/ Keith Schroeder
Keith Schroeder Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Press Release, dated April 30, 2007.